ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued pre-clinical and clinical expenses	$ 3,684	$ 865
Accrued professional fees	248	312
Accrued compensation and benefits	640	56
Accrued patent expenses	65	126
Other	192	54
Total accrued expenses & other current liabilities	$ 4,829	$ 1,413